UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  March 9, 2006

                      HALLMARK FINANCIAL SERVICES, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                                    Nevada
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                (State or Other Jurisdiction of Incorporation)

             0-16090                                  87-0447375
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     (Commission File Number)             (IRS Employer Identification No.)


  777 Main Street, Suite 1000, Fort Worth, Texas              76102
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    (Address of Principal Executive Offices)                (Zip Code)

                                 817-348-1600
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 1.01   Entry into a Material Definitive Agreement

      On March 9, 2006, the Compensation Committee of the Board of Directors of Hallmark Financial Services, Inc. (the "Company") approved the following bonuses for executive officers of the Company for services performed during fiscal 2005:

 Name                 2005 Position(s)                           Bonus Amount
 ----                 ----------------                           ------------

 Mark J. Morrison     Executive Vice President; Chief Operating     $150,000
                      Officer; Chief Financial Officer

 Brookland F. Davis   President of Personal Insurance Operation     $150,000

 Kevin T. Kasitz      President of Commercial Insurance Operation   $150,000

 Jeffrey R. Passmore  Chief Accounting Officer                      $ 40,000


      The bonuses were awarded based on an evaluation of the Company's financial performance for fiscal 2005 and an assessment of individual job performance. The Company's Chairman and Chief Executive Officer, Mark E. Schwarz, declined consideration for any discretionary bonus.

      With respect to Messrs. Morrison, Davis and Kasitz, the Compensation Committee also approved the payment of 75% of the bonus amount in cash during March, 2006, and the payment of the remaining 25% of the bonus amount in two equal annual installments payable, without interest, on the first and second anniversaries of the 2006 cash payment. Receipt of the deferred portion of the bonus is conditioned upon the executive's continued employment with the Company. The Compensation Committee approved full payment of the bonus to Mr. Passmore in March, 2006.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                    HALLMARK FINANCIAL SERVICES, INC.


 Date:  March 14, 2006              By:  /s/ Mark J. Morrison
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                                    Mark J. Morrison, Chief Operating Officer